Long-Term Investments (Tables)	12 Months Ended
Jun. 30, 2024
Long-Term Investments [Abstract]
Schedule of Long Term Investments	Long term investments as of June 30, 2023 and 2024 consist of the following:
	As of June 30,
	2023	2024
	RMB	RMB

Equity investment (i)	-	3,002
Investment accounted for at fair value (ii)	-	6,008
Total	-	9,010
(i)	In March 2024, the Group entered into a partnership agreement with third party investors in China to form a limited partnership enterprise (the “Partnership Enterprise”) for future investing activities in the consumer market in China. In accordance with the agreement, the Group served as one of the limited partners and agreed to subscribe for 43.29% of the equity interests in the Partnership Enterprise by contributing a sum of RMB100,000 aggregately as the capital of the Partnership Enterprise. As of June 30, 2024, RMB3,000 was paid by the Group as part of the agreed capital contribution to the Partnership Enterprise which has not yet carried out any significant business activities.
(ii)	In May 2024, the Group completed an investment in 12,500,000 series angel preferred shares issued by an unlisted technology company (the “Investee”) by (i) paying US$500 in cash and (ii) contracting to provide future advertising services with fair value of US$343 at the contract inception date. The Group has the right to request the Investee to redeem all or part of the outstanding preferred shares at any time upon the occurrence of certain redemption events.